UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2023

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

October 31, 2023
Annual Report
to Shareholders
DWS Global High Income Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
11	Performance Summary
14	Portfolio Summary
16	Investment Portfolio
30	Statement of Assets and Liabilities
32	Statement of Operations
33	Statements of Changes in Net Assets
34	Financial Highlights
39	Notes to Financial Statements
54	Report of Independent Registered Public Accounting Firm
56	Other Information
57	Information About Your Fund’s Expenses
58	Tax Information
59	Advisory Agreement Board Considerations and Fee Evaluation
64	Board Members and Officers
70	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Global High Income Fund

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds” ) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS Global High Income Fund	|	3

Letter to Shareholders
Dear Shareholder:
This past year can be described as one where there were major structural disruptions and challenges impacting financial markets: record high inflation; end of substantial tightening of monetary policy; impact of slower growth in China; and geo-political volatility given the ongoing war in Ukraine and the recent war between Israel and Hamas, the future course of which continues to be highly unpredictable.
It is therefore apparent that there will be no lack of challenges for investors in 2023 and into 2024. With looming recession concerns in the U.S. and Europe, we believe the prospects for equity returns will be challenging into 2024. The aggressive tightening by the Federal Reserve and international monetary authorities, which began in 2022, has increased pressure on banks and their ability to lend, and also negatively impacted the performance of fixed income securities. Inflation continues to remain above monetary authority targets, however there is evidence that rate hikes by the Federal Reserve are helping to cool the pace of rising prices.
Consequently, we believe that it is important for investors to diversify their investments given the level of volatility in markets. While investment objectives are unique to each investor, we do believe there may be benefits to owning corporate and government bonds given their potential for yield as well as holding equities for their ability to counter the negative effects of persistent inflation.
In our view, these factors of market volatility, unpredictable economic events, and complex geo-political forces strongly underscore the value add of active portfolio management. The partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS Global High Income Fund

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.
DWS Global High Income Fund gained 5.65% in the 12-month period that ended on October 31, 2023 and underperformed the 7.02% return of its benchmark, the ICE BofA Non-Financial Developed Markets High Yield Constrained (Hedged) Index. The Fund outperformed the average return of the funds in its Morningstar peer group, High Yield Bond, in the five- and 10-year periods that ended on the same date.
The U.S. and European high-yield markets both finished the period in positive territory. The ICE BofA US High Yield Index gained 5.89%, and the ICE BofA Euro High Yield Constrained Index returned 6.60%.
The positive total returns reflected favorable market sentiment fueled by expectations that central banks were nearing the end of their rate-hiking cycles. In addition, investors appeared to grow increasingly optimistic that both the U.S. and European economies could avoid a recession and achieve a “soft landing.”  These developments contributed to a decline in yield spreads over the course of the period, albeit with times of elevated volatility associated with headline events. In combination with the
Investment Process
Portfolio management focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. Portfolio management uses an active process that emphasizes relative value, managing on a total return basis, and intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds.
Portfolio management utilizes primarily a bottom-up approach, where relative value and fundamental analysis are used to select securities within each industry, and a top-down approach to assess the overall risk and return in the market, including macroeconomic trends.

DWS Global High Income Fund	|	5

contribution from income, the compression in spreads offset the adverse impact of rising government bond yields. Global high-yield bonds outperformed the 0.36% return of the U.S. investment-grade market, as represented by the Bloomberg U.S. Aggregate Bond Index.
Returns by ratings class reflected investors’ healthy appetite for risk. CCC rated bonds (the lowest credit tier in high yield) returned approximately 8.11%, while B and BB rated securities returned approximately 6.38% and 4.83%, respectively. Higher-rated BB bonds tend to have above-average sensitivity to interest-rate movements, which was a negative in the rising-rate environment of the past 12 months.
“We continue to view credit analysis as critical for generating attractive total returns and balancing risk.”
Fund Performance
Sector allocation helped the Fund’s relative performance. Overweight positions in the metals & mining, leisure, and diversified manufacturing sectors — all of which outpaced the broader market — contributed positively. On the other hand, underweights in other outperforming sectors, including retailers, detracted. Security selection was an overall detractor, offsetting the contribution from allocation. With respect to positioning among the market’s various credit tiers, an underweight in CCC rated bonds detracted from results. However, an overweight in B rated issues contributed.
At the individual security level, an overweight in TK Elevator* — which manufactures elevators and provides elevator and escalator installation and maintenance services — was a top contributor. The securities benefited from the company’s resilient order book and the recurring nature of its services business. An overweight in Constellium SE, a European producer of aluminum products for various industrial sectors, also aided performance. The company reported quarterly results that demonstrated sound cost management in a challenging environment. An overweight in Hudbay Minerals, Inc., a Canadian copper mining company whose bonds benefited from expectations that increasing electrification will fuel robust demand for copper, further aided results.
On the negative side, the lack of a position in Carvana detracted from relative performance. The bonds recovered from very low levels after the

6	|	DWS Global High Income Fund

company announced a distressed debt exchange. An overweight in Altice France**, a leading French cable operator, also detracted. The bonds moved lower due to pressures within the broader European telecom space and downgrades to the company’s credit rating by both Standard & Poor’s and Moody’s. An underweight in Bausch Health Companies, Inc., a producer of pharmaceutical products and generic drugs, was another detractor of note. The bonds recovered from distressed levels after the release of favorable news concerning the company’s patent dispute with a competitor.
We used derivatives to manage the portfolio’s currency positioning by hedging its exposure to the euro back into U.S. dollars. This strategy was a minor detractor from performance.
Outlook and Positioning
We retain a constructive view on the global high-yield market. The mostly favorable sentiment during the past 12 months was in part a reflection of increasing expectations that the world economy would be able to achieve a “soft landing.”  In this scenario, inflation would decline while growth remained in positive territory. Although this outcome may be achievable, we believe recession risks continue to linger. In addition, we think there is a growing likelihood of a more significant recession if central banks keep rates higher for longer.
We believe there are a range of geopolitical and trade tensions that have the potential to introduce volatility and uncertainty into the market. Geopolitical risk resulting from Russia’s invasion of Ukraine is likely to remain a source of instability, particularly for the energy and commodity sectors. A more protracted conflict may cause friction among NATO allies and exacerbate other regional strains. A second winter in Europe without Russian energy, especially with cold weather, could produce energy shortages, lead to higher costs, and pressure inflation. Tensions over Taiwan and unequal trade arrangements have strained relations between China and other developed economies. Many countries have responded by encouraging businesses to “friend-shore”  or “near-shore”  the production of critical products, including valuable intellectual property and advanced technology. We believe the trend toward a de-integration of global supply chains may contribute to higher inflation and potentially lead to market volatility. Late in the period, a resurgence of violence in the

DWS Global High Income Fund	|	7

Middle East contributed to market volatility amid mounting concerns about the potential for a wider regional conflict.
Despite these various risk factors, we see opportunities for relatively attractive total returns across the high-yield market. We continue to seek issuers where improving credit metrics could drive rating agency upgrades that would push prices higher and cause yield spreads to tighten. Believing government bond yields will stay higher for longer and thus keep other reference rates elevated, we are cautious on issuers with a significant portion of their capital structures in floating-rate debt. We remain wary of the impact of volatile energy prices and rising input costs on corporate finances, and we seek to identify issuers most capable of passing on price increases to defend their profit margins and cash flows. Given the lingering threat of a slowing economy, we favor issuers with a demonstrated track record of successfully managing through recessionary conditions. Additionally, we remain on the lookout for opportunities where merger and acquisition activity could benefit the credit profiles of the acquiring and target companies. We continue to view credit analysis as critical for generating attractive total returns and balancing risk.
*
Bonds issued by the entities TK Elevator Midco GmbH and TK Elevator Holdco GmbH
**
Bonds issued by the entities Altice Finance SA, Altice France SA, and Altice France Holding SA
Portfolio Management Team
Gary Russell, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2006.
—Joined DWS in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.
—Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.
—Co-Head of US Credit — Head of US High Yield Bonds and Loans: New York.
—BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.
Thomas R. Bouchard, Senior Portfolio Manager & Team Lead Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2016.
—Joined DWS in 2006. Prior to joining, he served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.
—Portfolio Manager for High Yield Strategies: New York.
—BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

8	|	DWS Global High Income Fund

Lonnie Fox, Senior Portfolio Manager & Team Lead Fixed Income
Portfolio Manager of the Fund through September 1, 2023. Began managing the Fund in 2018.
—Joined DWS in 2004. Prior to his current role, he worked as a high yield credit analyst. Prior to joining, he served as a business analyst at Deloitte Consulting.
—Portfolio Manager for High Yield Strategies: New York.
—BS, Cornell University; MBA in Finance and Strategy, New York University, Stern School of Business.
Sarah Rowin, CFA, Senior Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2023.
—Joined DWS in 2014 with 11 years of industry experience. Prior to joining, she worked as an analyst for high yield and distressed securities at GMP Securities. Previously, she served as an investment grade and high yield analyst at CreditSights.
—Senior Portfolio Manager/Fixed Income: New York.
—BA in Economics from the University of Pennsylvania; CFA Charterholder.
Nick Soroka, Portfolio Manager & Senior Research Analyst Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2023.
—Joined DWS in 2019 with over a year of industry experience. Prior to joining, he was a quantamental analyst at Ascend Capital. Prior to Ascend he worked at SpendVest, a fintech investing startup. Previously, he was an engineer in the U.S. Army.
—Portfolio Manager and Senior Research Analyst – Fixed Income: New York.
—BS in Civil Engineering from United States Military Academy; MBA from Stanford Graduate School of Business.
Kirk Maurer, CFA, Portfolio Manager & Senior Research Analyst Fixed Income.
Portfolio Manager of the Fund. Began managing the Fund in 2023.
—Joined DWS in 2014 with 19 years of industry experience. Prior to joining, he was a director in portfolio management and research at Babson Capital Management. Previously, he served in portfolio management and as co-director of research at Caywood-Scholl Capital Management. Prior to that, he was a high yield research analyst at Waddell and Reed. He started his career as an analyst at Conseco Capital Management.
—Portfolio Manager and Senior Research Analyst – Fixed Income: Jacksonville, FL.
—BBA in Economics from Southern Illinois University.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
ICE BofA Non-Financial Developed Markets High Yield Constrained (Hedged) Index contains all securities in the ICE BofA Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%. The index is hedged 100% to the USD by selling each foreign currency forward at the one-month forward weight.
The Morningstar High Yield Bond Funds category represents portfolios that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets

DWS Global High Income Fund	|	9

are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below. Category returns assume reinvestment of dividends. The average category returns for the one-, five-, and 10-year periods ended October 31, 2023 were 5.72%, 2.58%, and 3.03%. It is not possible to invest directly in a Morningstar category.
ICE BofA US High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the US domestic market.
ICE BofA Euro High Yield Constrained Index is designed to track the performance of euro- and British pound sterling-denominated below-investment-grade corporate debt publicly issued in the eurobond, sterling domestic or euro domestic markets by issuers around the world.
Bloomberg U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.
Yield spread is the difference in yield between non-Treasury bonds, such as corporate bonds or mortgage backed securities, and U.S. Treasury bonds of comparable maturity. If yield spreads are “narrow,”  for example, it typically means that yields have been declining, and prices rising, compared with Treasury bonds of similar maturity. If yield spreads are “wide,”  it means that yields have been rising, and prices falling, in relation to the equivalent Treasury issue.
Credit ratings are assessments of the creditworthiness of a borrower such as a corporation, a municipality or a sovereign country by a credit ratings agency (i.e., Standard & Poor’s, Moody’s, Fitch). Ratings agencies are paid to make such credit assessments by the entity that is seeking a rating for itself. Letter grades of “BBB”  and above indicate that the rated borrower is considered “investment grade”  by a particular ratings agency.
Overweight means that a fund holds a higher weighting in a given sector or security than its benchmark index. Underweight means that a fund holds a lower weighting.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

10	|	DWS Global High Income Fund

Performance SummaryOctober 31, 2023 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/23
Unadjusted for Sales Charge	5.65%	2.64%	3.48%
Adjusted for the Maximum Sales Charge (max 4.50% load)	0.89%	1.70%	3.01%
ICE BofA Non-Financial Developed Markets High Yield Constrained (Hedged) Index†	7.02%	2.93%	3.90%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/23
Unadjusted for Sales Charge	5.13%	1.90%	2.73%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	5.13%	1.90%	2.73%
ICE BofA Non-Financial Developed Markets High Yield Constrained (Hedged) Index†	7.02%	2.93%	3.90%

Class R6	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 10/31/23
No Sales Charges	6.24%	2.99%	3.50%
ICE BofA Non-Financial Developed Markets High Yield Constrained (Hedged) Index†	7.02%	2.93%	3.71%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/23
No Sales Charges	6.13%	2.91%	3.72%
ICE BofA Non-Financial Developed Markets High Yield Constrained (Hedged) Index†	7.02%	2.93%	3.90%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/23
No Sales Charges	6.19%	2.95%	3.79%
ICE BofA Non-Financial Developed Markets High Yield Constrained (Hedged) Index†	7.02%	2.93%	3.90%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the Fund’s

DWS Global High Income Fund	|	11

most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2023, are 0.94%, 1.67%, 0.58%, 0.74% and 0.67% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on November 1, 2016.

12	|	DWS Global High Income Fund

†
ICE BofA Non-Financial Developed Markets High Yield Constrained (Hedged) Index
contains all securities in the ICE BofA Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%. The index is hedged
100% to the USD by selling each foreign currency forward at the one-month forward weight.

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
10/31/23	$5.72	$5.75	$5.70	$5.76	$5.71
10/31/22	$5.85	$5.87	$5.82	$5.88	$5.83
Distribution Information as of 10/31/23
Income Dividends, Twelve Months	$.33	$.29	$.35	$.35	$.35
Capital Gain Distributions	$.1240	$.1240	$.1240	$.1240	$.1240
October Income Dividend	$.0278	$.0261	$.0310	$.0308	$.0308
SEC 30-day Yield‡‡	7.83%	7.44%	8.52%	8.41%	8.46%
Current Annualized Distribution Rate‡‡	5.72%	5.34%	6.40%	6.30%	6.35%

‡‡
The SEC yield is net investment income per share earned over the month ended
October 31, 2023, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC
yields would have been 7.71%, 7.36%, 8.43%, 8.31% and 8.37% for Class A, Class C,
Class R6, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2023. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 5.60%, 5.26%,
6.31%, 6.20% and 6.26% for Class A, Class C, Class R6, Class S and Institutional Class
shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS Global High Income Fund	|	13

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/23	10/31/22
Corporate Bonds	95%	96%
Exchange-Traded Funds	4%	—
Cash Equivalents	1%	2%
Government & Agency Obligations	0%	1%
Loan Participations and Assignments	0%	1%
Warrants	0%	0%
Common Stocks	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Government & Agency Obligations, Securities Lending Collateral and Cash Equivalents)	10/31/23	10/31/22
Consumer Discretionary	21%	21%
Communication Services	21%	17%
Materials	16%	14%
Energy	16%	20%
Industrials	10%	15%
Health Care	6%	7%
Utilities	4%	3%
Information Technology	2%	1%
Financials	2%	0%
Real Estate	1%	1%
Consumer Staples	1%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	10/31/23	10/31/22
United States	63%	61%
Canada	7%	9%
United Kingdom	5%	4%
Luxembourg	5%	3%
France	4%	4%
Netherlands	4%	4%
Germany	4%	3%
Cayman Islands	2%	2%
Ireland	2%	2%
Italy	2%	2%
Other	2%	6%
	100%	100%

14	|	DWS Global High Income Fund

Quality (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	10/31/23	10/31/22
BBB	7%	6%
BB	55%	63%
B	32%	27%
CCC	6%	4%
Not Rated	0%	0%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s” ), Fitch Ratings, Inc. (“Fitch” ) or S&P Global Ratings (“S&P” ) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 16. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 70 for contact information.

DWS Global High Income Fund	|	15

Investment Portfolioas of October 31, 2023

	Principal Amount ($)(a)		Value ($)
Corporate Bonds 93.6%
Communication Services 19.5%
Altice Financing SA:
144A, 5.0%, 1/15/2028		500,000	406,633
144A, 5.75%, 8/15/2029		950,000	734,642
Altice France Holding SA:
144A, 6.0%, 2/15/2028		855,000	374,965
144A, 10.5%, 5/15/2027		1,110,000	603,951
Altice France SA:
144A, 3.375%, 1/15/2028	EUR	1,000,000	761,449
144A, 5.125%, 1/15/2029		954,000	658,407
144A, 5.5%, 1/15/2028		595,000	442,101
144A, 8.125%, 2/1/2027		475,000	400,409
CCO Holdings LLC:
144A, 4.5%, 8/15/2030		1,600,000	1,282,937
144A, 4.75%, 3/1/2030		1,250,000	1,031,154
144A, 5.0%, 2/1/2028		5,390,000	4,839,882
144A, 5.125%, 5/1/2027		1,000,000	920,697
Clear Channel Outdoor Holdings, Inc.:
144A, 7.5%, 6/1/2029		420,000	305,712
144A, 7.75%, 4/15/2028		890,000	680,387
CommScope Technologies LLC:
144A, 5.0%, 3/15/2027		705,000	259,461
144A, 6.0%, 6/15/2025		220,000	132,000
CSC Holdings LLC:
144A, 4.125%, 12/1/2030		975,000	653,213
144A, 5.0%, 11/15/2031 (b)		2,250,000	1,150,514
144A, 6.5%, 2/1/2029		2,525,000	1,996,496
144A, 11.25%, 5/15/2028		560,000	534,136
DirecTV Financing LLC, 144A, 5.875%, 8/15/2027		410,000	359,256
DISH DBS Corp.:
144A, 5.25%, 12/1/2026		1,500,000	1,209,976
144A, 5.75%, 12/1/2028		1,500,000	1,089,375
5.875%, 11/15/2024		730,000	669,787
7.75%, 7/1/2026		1,715,000	1,149,172
DISH Network Corp., 144A, 11.75%, 11/15/2027		575,000	569,572
Frontier Communications Holdings LLC:
144A, 5.0%, 5/1/2028		1,145,000	988,582
5.875%, 11/1/2029		620,000	466,003
Gray Television, Inc., 144A, 5.875%, 7/15/2026		500,000	445,267
The accompanying notes are an integral part of the financial statements.

16	|	DWS Global High Income Fund

	Principal Amount ($)(a)		Value ($)
iHeartCommunications, Inc., 144A, 5.25%, 8/15/2027 (b)		690,000	505,730
Iliad Holding SASU:
144A, 6.5%, 10/15/2026		3,070,000	2,868,766
144A, 7.0%, 10/15/2028		470,000	425,328
LCPR Senior Secured Financing DAC:
144A, 5.125%, 7/15/2029		1,145,000	891,755
144A, 6.75%, 10/15/2027		1,539,000	1,392,795
Level 3 Financing, Inc.:
144A, 3.4%, 3/1/2027 (b)		925,000	856,441
144A, 4.625%, 9/15/2027		815,000	541,975
144A, 10.5%, 5/15/2030		624,000	624,489
Lumen Technologies, Inc., 144A, 4.0%, 2/15/2027		485,000	327,375
Matterhorn Telecom SA, REG S, 3.125%, 9/15/2026	EUR	875,000	863,344
Nexstar Media, Inc., 144A, 4.75%, 11/1/2028		785,000	659,313
Outfront Media Capital LLC:
144A, 4.25%, 1/15/2029		400,000	325,836
144A, 5.0%, 8/15/2027		380,000	337,546
Sable International Finance Ltd., 144A, 5.75%, 9/7/2027		1,200,000	1,087,418
Sirius XM Radio, Inc., 144A, 4.0%, 7/15/2028		450,000	382,695
TEGNA, Inc., 4.625%, 3/15/2028		1,005,000	866,813
Telecom Italia Capital SA, 6.375%, 11/15/2033		4,120,000	3,513,189
Telefonica Europe BV:
REG S, 4.375%, Perpetual (c)	EUR	1,200,000	1,241,152
REG S, 6.135%, Perpetual (c)	EUR	300,000	297,972
Telenet Finance Luxembourg Notes Sarl, 144A, 5.5%, 3/1/2028		1,000,000	892,500
UPC Broadband Finco BV, 144A, 4.875%, 7/15/2031		450,000	359,289
UPC Holding BV, REG S, 3.875%, 6/15/2029	EUR	1,000,000	884,836
UPCB Finance VII Ltd., REG S, 3.625%, 6/15/2029	EUR	875,000	807,849
ViaSat, Inc., 144A, 5.625%, 9/15/2025		1,210,000	1,124,078
Virgin Media Finance PLC, 144A, 5.0%, 7/15/2030		1,464,000	1,150,973
Virgin Media Secured Finance PLC, 144A, 5.5%, 5/15/2029		3,805,000	3,369,317
Vodafone Group PLC:
REG S, 6.25%, 10/3/2078		250,000	246,250
7.0%, 4/4/2079		3,690,000	3,567,942
Zayo Group Holdings, Inc., 144A, 4.0%, 3/1/2027		470,000	353,742
Ziggo Bond Co. BV, 144A, 3.375%, 2/28/2030	EUR	2,750,000	2,142,322
Ziggo BV:
144A, 2.875%, 1/15/2030	EUR	1,060,000	893,063
144A, 4.875%, 1/15/2030		525,000	419,159
			59,337,388
The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	17

	Principal Amount ($)(a)		Value ($)
Consumer Discretionary 19.8%
Affinity Interactive, 144A, 6.875%, 12/15/2027		1,380,000	1,124,819
Bath & Body Works, Inc.:
144A, 6.625%, 10/1/2030		820,000	759,152
6.875%, 11/1/2035		1,045,000	922,162
Bausch & Lomb Escrow Corp., 144A, 8.375%, 10/1/2028		420,000	417,165
BK LC Lux Finco1 Sarl, 144A, 5.25%, 4/30/2029	EUR	1,178,000	1,174,148
Boyd Gaming Corp., REG S, 4.75%, 6/15/2031		600,000	497,939
Caesars Entertainment, Inc.:
144A, 4.625%, 10/15/2029		1,855,000	1,524,488
144A, 8.125%, 7/1/2027 (b)		2,940,000	2,913,170
Carnival Corp.:
144A, 5.75%, 3/1/2027		2,445,000	2,183,048
144A, 6.0%, 5/1/2029 (b)		1,910,000	1,613,561
144A, 7.0%, 8/15/2029		350,000	343,189
144A, 7.625%, 3/1/2026		745,000	724,433
Cinemark USA, Inc., 144A, 5.875%, 3/15/2026		360,000	341,830
Clarios Global LP:
144A, 4.375%, 5/15/2026	EUR	1,870,000	1,892,082
REG S, 4.375%, 5/15/2026	EUR	1,850,000	1,871,846
Crocs, Inc., 144A, 4.125%, 8/15/2031		500,000	379,979
Ford Motor Co., 6.1%, 8/19/2032 (b)		3,300,000	3,052,332
Ford Motor Credit Co. LLC:
3.625%, 6/17/2031		2,940,000	2,322,601
4.125%, 8/17/2027		3,000,000	2,723,724
4.95%, 5/28/2027		1,570,000	1,472,654
6.8%, 5/12/2028		1,045,000	1,042,014
7.2%, 6/10/2030		690,000	689,531
Hanesbrands, Inc., 144A, 9.0%, 2/15/2031 (b)		175,000	162,443
Jaguar Land Rover Automotive PLC:
144A, 5.875%, 1/15/2028		1,300,000	1,170,053
144A, 7.75%, 10/15/2025		1,445,000	1,445,972
Macy’s Retail Holdings LLC, 144A, 5.875%, 3/15/2030		248,000	209,805
Marriott Ownership Resorts, Inc., 144A, 4.5%, 6/15/2029		1,130,000	928,566
Melco Resorts Finance Ltd., 144A, 5.375%, 12/4/2029		2,100,000	1,662,267
Midwest Gaming Borrower LLC, 144A, 4.875%, 5/1/2029		1,200,000	999,000
NCL Corp. Ltd.:
144A, 3.625%, 12/15/2024		470,000	444,602
144A, 5.875%, 3/15/2026		1,005,000	901,988
144A, 8.375%, 2/1/2028		845,000	837,115
NCL Finance Ltd., 144A, 6.125%, 3/15/2028		575,000	480,836
Newcrest Finance Pty. Ltd., 144A, 8.125%, 1/15/2029		410,000	400,568
The accompanying notes are an integral part of the financial statements.

18	|	DWS Global High Income Fund

	Principal Amount ($)(a)		Value ($)
Newell Brands, Inc., 5.2%, 4/1/2026		1,050,000	991,361
PetSmart, Inc., 144A, 7.75%, 2/15/2029		650,000	598,418
Punch Finance PLC, 144A, 6.125%, 6/30/2026	GBP	370,000	385,632
Raptor Acquisition Corp., 144A, 4.875%, 11/1/2026		3,290,000	3,061,345
Royal Caribbean Cruises Ltd.:
3.7%, 3/15/2028		840,000	715,911
144A, 4.25%, 7/1/2026		590,000	542,564
144A, 5.375%, 7/15/2027		998,000	919,732
144A, 7.25%, 1/15/2030		130,000	128,242
144A, 9.25%, 1/15/2029		930,000	970,770
144A, 11.625%, 8/15/2027		945,000	1,024,914
Sani/ikos Financial Holdings 1 Sarl, 144A, 5.625%, 12/15/2026	EUR	690,000	668,864
SRS Distribution, Inc.:
144A, 4.625%, 7/1/2028		215,000	187,554
144A, 6.0%, 12/1/2029		800,000	666,000
Staples, Inc., 144A, 7.5%, 4/15/2026		1,285,000	1,048,166
Stonegate Pub Co. Financing 2019 PLC, REG S, 8.25%, 7/31/2025	GBP	375,000	417,621
Viking Cruises Ltd.:
144A, 5.875%, 9/15/2027		1,220,000	1,099,098
144A, 7.0%, 2/15/2029		1,115,000	1,009,075
Viking Ocean Cruises Ship VII Ltd., 144A, 5.625%, 2/15/2029		180,000	159,525
Windsor Holdings III LLC, 144A, 8.5%, 6/15/2030		480,000	467,264
Wynn Macau Ltd.:
144A, 5.125%, 12/15/2029		1,690,000	1,326,756
144A, 5.5%, 1/15/2026		650,000	603,756
144A, 5.625%, 8/26/2028		420,000	352,360
Wynn Resorts Finance LLC:
144A, 5.125%, 10/1/2029		915,000	780,317
144A, 7.125%, 2/15/2031		350,000	325,928
ZF Europe Finance BV:
REG S, 2.0%, 2/23/2026	EUR	600,000	582,282
REG S, 3.0%, 10/23/2029	EUR	1,700,000	1,506,470
			60,169,007
Consumer Staples 0.6%
Bellis Acquisition Co. PLC, REG S, 3.25%, 2/16/2026	GBP	800,000	841,995
Chobani LLC, 144A, 7.5%, 4/15/2025		615,000	604,206
Garda World Security Corp., 144A, 9.5%, 11/1/2027		325,000	295,327
			1,741,528
The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	19

	Principal Amount ($)(a)	Value ($)
Energy 14.4%
Antero Midstream Partners LP:
144A, 5.375%, 6/15/2029	820,000	744,599
144A, 5.75%, 1/15/2028	770,000	721,868
Antero Resources Corp., 144A, 5.375%, 3/1/2030	400,000	365,008
Archrock Partners LP, 144A, 6.875%, 4/1/2027	845,000	812,346
Ascent Resources Utica Holdings LLC:
144A, 5.875%, 6/30/2029	910,000	803,899
144A, 8.25%, 12/31/2028	1,330,000	1,320,648
Baytex Energy Corp., 144A, 8.5%, 4/30/2030	730,000	723,026
Borr IHC Ltd., 144A, 10.0%, 11/15/2028 (d)	210,000	208,999
Buckeye Partners LP, 144A, 4.5%, 3/1/2028	740,000	643,800
Callon Petroleum Co., 144A, 7.5%, 6/15/2030 (b)	545,000	527,867
Chesapeake Energy Corp., 144A, 5.875%, 2/1/2029	900,000	847,360
Chord Energy Corp., 144A, 6.375%, 6/1/2026	440,000	431,966
Civitas Resources, Inc.:
144A, 8.375%, 7/1/2028	1,010,000	1,016,223
144A, 8.625%, 11/1/2030	270,000	274,813
144A, 8.75%, 7/1/2031	1,180,000	1,190,935
CNX Resources Corp., 144A, 6.0%, 1/15/2029	1,610,000	1,476,300
Comstock Resources, Inc., 144A, 5.875%, 1/15/2030	420,000	359,104
DT Midstream, Inc.:
144A, 4.125%, 6/15/2029	1,300,000	1,117,752
144A, 4.375%, 6/15/2031	350,000	290,661
EnLink Midstream LLC, 144A, 6.5%, 9/1/2030	680,000	652,711
EQM Midstream Partners LP:
4.125%, 12/1/2026	500,000	463,815
144A, 4.5%, 1/15/2029	405,000	355,151
Genesis Energy LP:
7.75%, 2/1/2028	950,000	894,534
8.875%, 4/15/2030	1,370,000	1,324,387
Harvest Midstream I LP, 144A, 7.5%, 9/1/2028	1,665,000	1,577,676
Hess Midstream Operations LP, 144A, 4.25%, 2/15/2030	1,190,000	1,018,254
Hilcorp Energy I LP:
144A, 5.75%, 2/1/2029	1,750,000	1,575,490
144A, 6.0%, 2/1/2031	1,270,000	1,112,486
144A, 6.25%, 11/1/2028	320,000	299,182
Howard Midstream Energy Partners LLC, 144A, 8.875%, 7/15/2028	670,000	673,569
Matador Resources Co., 144A, 6.875%, 4/15/2028	40,000	39,199
Murphy Oil U.S.A., Inc., 4.75%, 9/15/2029	495,000	438,258
The accompanying notes are an integral part of the financial statements.

20	|	DWS Global High Income Fund

	Principal Amount ($)(a)		Value ($)
Nabors Industries, Inc.:
5.75%, 2/1/2025		1,000,000	970,000
144A, 7.375%, 5/15/2027		1,240,000	1,152,840
Northern Oil & Gas, Inc., 144A, 8.75%, 6/15/2031		340,000	338,283
Parkland Corp., 144A, 5.875%, 7/15/2027		109,000	104,363
PBF Holding Co. LLC, 144A, 7.875%, 9/15/2030		650,000	627,256
Permian Resources Operating LLC:
144A, 5.875%, 7/1/2029		1,620,000	1,507,784
144A, 7.0%, 1/15/2032		490,000	475,002
Precision Drilling Corp., 144A, 6.875%, 1/15/2029		410,000	379,620
Rockcliff Energy II LLC, 144A, 5.5%, 10/15/2029		360,000	324,930
Seadrill Finance Ltd., 144A, 8.375%, 8/1/2030		490,000	490,157
Shelf Drilling Holdings Ltd., 144A, 9.625%, 4/15/2029		250,000	237,693
Sitio Royalties Operating Partnership LP, 144A, 7.875%, 11/1/2028		260,000	256,464
Southwestern Energy Co.:
4.75%, 2/1/2032		1,265,000	1,087,884
5.375%, 2/1/2029		1,480,000	1,367,192
Topaz Solar Farms LLC, 144A, 5.75%, 9/30/2039		287,925	261,041
Transocean Aquila Ltd., 144A, 8.0%, 9/30/2028		615,000	605,996
Transocean Poseidon Ltd., 144A, 6.875%, 2/1/2027		913,500	895,230
Transocean Titan Financing Ltd., 144A, 8.375%, 2/1/2028		680,000	682,754
Transocean, Inc.:
144A, 7.5%, 1/15/2026		1,285,000	1,230,850
144A, 8.75%, 2/15/2030		807,500	805,118
USA Compression Partners LP, 6.875%, 9/1/2027		485,000	464,682
Venture Global Calcasieu Pass LLC:
144A, 3.875%, 8/15/2029		280,000	233,010
144A, 4.125%, 8/15/2031		330,000	265,322
144A, 6.25%, 1/15/2030		350,000	330,175
Venture Global LNG, Inc.:
144A, 8.125%, 6/1/2028		750,000	728,116
144A, 8.375%, 6/1/2031		860,000	820,659
144A, 9.5%, 2/1/2029		430,000	436,854
Vital Energy, Inc., 10.125%, 1/15/2028		255,000	255,672
Weatherford International Ltd., 144A, 8.625%, 4/30/2030		2,069,000	2,090,681
			43,727,514
Financials 1.4%
Ally Financial, Inc., 6.7%, 2/14/2033		700,000	588,392
GTCR W-2 Merger Sub LLC, 144A, 8.5%, 1/15/2031	GBP	160,000	194,958
HUB International Ltd., 144A, 7.25%, 6/15/2030		140,000	136,565
Intesa Sanpaolo SpA, 144A, 5.71%, 1/15/2026		2,100,000	1,992,248
The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	21

	Principal Amount ($)(a)		Value ($)
Macquarie Airfinance Holdings Ltd., 144A, 8.375%, 5/1/2028		420,000	418,635
OneMain Finance Corp., 6.875%, 3/15/2025		465,000	458,766
UniCredit SpA, 144A, 5.861%, 6/19/2032		685,000	616,264
			4,405,828
Health Care 5.7%
1375209 BC Ltd., 144A, 9.0%, 1/30/2028		1,030,000	998,467
Acadia Healthcare Co., Inc., 144A, 5.0%, 4/15/2029		100,000	89,162
Avantor Funding, Inc., REG S, 3.875%, 7/15/2028	EUR	900,000	867,775
Bausch Health Companies, Inc.:
144A, 5.5%, 11/1/2025		453,000	390,713
144A, 6.125%, 2/1/2027		2,200,000	1,227,248
Bayer AG, REG S, 5.375%, 3/25/2082	EUR	1,300,000	1,255,034
Catalent Pharma Solutions, Inc.:
REG S, 2.375%, 3/1/2028	EUR	475,000	412,004
144A, 3.125%, 2/15/2029 (b)		1,485,000	1,167,581
Community Health Systems, Inc.:
144A, 4.75%, 2/15/2031		1,400,000	938,343
144A, 5.25%, 5/15/2030		300,000	213,046
144A, 5.625%, 3/15/2027		1,135,000	922,112
144A, 6.0%, 1/15/2029		330,000	249,975
144A, 6.125%, 4/1/2030		590,000	228,625
Encompass Health Corp., 4.5%, 2/1/2028		380,000	342,581
Fortrea Holdings, Inc., 144A, 7.5%, 7/1/2030		460,000	443,900
Legacy LifePoint Health LLC, 144A, 4.375%, 2/15/2027		1,000,000	826,910
LifePoint Health, Inc., 144A, 5.375%, 1/15/2029		1,340,000	811,837
Medline Borrower LP, 144A, 5.25%, 10/1/2029		1,155,000	983,161
Owens & Minor, Inc., 144A, 6.625%, 4/1/2030 (b)		200,000	174,769
Star Parent, Inc., 144A, 9.0%, 10/1/2030		575,000	570,621
Teva Pharmaceutical Finance Netherlands II BV:
3.75%, 5/9/2027	EUR	1,600,000	1,540,472
4.375%, 5/9/2030	EUR	470,000	423,517
7.375%, 9/15/2029	EUR	730,000	781,103
Teva Pharmaceutical Finance Netherlands III BV:
5.125%, 5/9/2029		730,000	636,925
8.125%, 9/15/2031		860,000	851,462
			17,347,343
Industrials 10.0%
Allied Universal Holdco LLC:
144A, 4.625%, 6/1/2028		1,670,000	1,364,162
144A, 6.0%, 6/1/2029 (b)		655,000	473,237
The accompanying notes are an integral part of the financial statements.

22	|	DWS Global High Income Fund

	Principal Amount ($)(a)		Value ($)
144A, 9.75%, 7/15/2027		460,000	399,568
American Airlines, Inc., 144A, 7.25%, 2/15/2028 (b)		710,000	660,174
ATS Corp., 144A, 4.125%, 12/15/2028		1,370,000	1,176,487
Avis Budget Car Rental LLC, 144A, 5.75%, 7/15/2027		840,000	770,740
Bombardier, Inc.:
144A, 6.0%, 2/15/2028		1,075,000	951,244
144A, 7.125%, 6/15/2026		480,000	461,849
144A, 7.5%, 2/1/2029 (b)		1,050,000	972,574
Clean Harbors, Inc., 144A, 6.375%, 2/1/2031		890,000	845,912
Deutsche Lufthansa AG, REG S, 3.75%, 2/11/2028	EUR	3,100,000	3,053,652
Emerald Debt Merger Sub LLC:
144A, 6.375%, 12/15/2030	EUR	470,000	489,141
144A, 6.625%, 12/15/2030		520,000	494,650
Fortress Transportation & Infrastructure Investors LLC, 144A, 6.5%, 10/1/2025		380,000	376,244
Garda World Security Corp., 144A, 7.75%, 2/15/2028		300,000	288,504
Hawaiian Brand Intellectual Property Ltd., 144A, 5.75%, 1/20/2026		815,000	602,179
Hertz Corp.:
144A, 4.625%, 12/1/2026		1,340,000	1,122,416
144A, 5.0%, 12/1/2029		635,000	455,869
IHO Verwaltungs GmbH, REG S, 8.75%, 5/15/2028	EUR	800,000	870,927
International Consolidated Airlines Group SA, REG S, 3.75%, 3/25/2029	EUR	1,400,000	1,306,690
LABL, Inc.:
144A, 8.25%, 11/1/2029		335,000	248,738
144A, 9.5%, 11/1/2028		150,000	144,969
144A, 10.5%, 7/15/2027		605,000	523,746
Madison IAQ LLC, 144A, 5.875%, 6/30/2029		635,000	491,893
Mauser Packaging Solutions Holding Co., 144A, 9.25%, 4/15/2027		310,000	258,171
NESCO Holdings II, Inc., 144A, 5.5%, 4/15/2029		1,200,000	1,029,000
Prime Security Services Borrower LLC, 144A, 3.375%, 8/31/2027		760,000	668,201
Renk AG, 144A, 5.75%, 7/15/2025	EUR	1,190,000	1,239,074
Rolls-Royce PLC, 144A, 5.75%, 10/15/2027		930,000	881,245
Signature Aviation U.S. Holdings, Inc., 144A, 4.0%, 3/1/2028		1,395,000	1,260,524
Spirit Aerosystems, Inc., 144A, 9.375%, 11/30/2029		500,000	513,465
Spirit Loyalty Cayman Ltd., 144A, 8.0%, 9/20/2025		1,150,999	848,862
TK Elevator Holdco GmbH, REG S, 6.625%, 7/15/2028	EUR	1,350,000	1,224,883
The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	23

	Principal Amount ($)(a)		Value ($)
TK Elevator Midco GmbH, 144A, 4.375%, 7/15/2027	EUR	3,450,000	3,303,654
Triumph Group, Inc., 144A, 9.0%, 3/15/2028		680,000	660,442
			30,433,086
Information Technology 1.9%
AthenaHealth Group, Inc., 144A, 6.5%, 2/15/2030		1,005,000	821,332
Capstone Borrower, Inc., 144A, 8.0%, 6/15/2030		280,000	271,600
Cloud Software Group, Inc., 144A, 9.0%, 9/30/2029		2,070,000	1,762,781
McAfee Corp., 144A, 7.375%, 2/15/2030		1,725,000	1,379,958
NCR Atleos Escrow Corp., 144A, 9.5%, 4/1/2029		560,000	548,929
Presidio Holdings, Inc., 144A, 8.25%, 2/1/2028		950,000	899,007
			5,683,607
Materials 15.1%
Ahlstrom Holding 3 Oy, 144A, 4.875%, 2/4/2028		2,460,000	2,006,917
ARD Finance SA, 144A, 6.5%, 6/30/2027		466,470	271,569
Ardagh Packaging Finance PLC, 144A, 4.125%, 8/15/2026		2,925,000	2,581,312
Chemours Co.:
4.0%, 5/15/2026	EUR	1,000,000	971,810
144A, 5.75%, 11/15/2028		3,405,000	2,879,778
Clearwater Paper Corp., 144A, 4.75%, 8/15/2028		930,000	820,753
Cleveland-Cliffs, Inc., 144A, 6.75%, 4/15/2030		540,000	500,682
Consolidated Energy Finance SA:
REG S, 5.0%, 10/15/2028	EUR	500,000	414,839
144A, 5.625%, 10/15/2028		900,000	739,530
Constellium SE:
144A, 3.75%, 4/15/2029		2,512,000	2,067,857
144A, 5.625%, 6/15/2028		811,000	741,325
First Quantum Minerals Ltd.:
144A, 6.875%, 3/1/2026		1,640,000	1,440,437
144A, 6.875%, 10/15/2027		3,680,000	3,134,351
FMG Resources August 2006 Pty Ltd., 144A, 4.375%, 4/1/2031		800,000	644,736
Hudbay Minerals, Inc.:
144A, 4.5%, 4/1/2026		2,215,000	2,061,532
144A, 6.125%, 4/1/2029		3,100,000	2,773,903
Kleopatra Finco Sarl, REG S, 4.25%, 3/1/2026	EUR	490,000	427,982
Kleopatra Holdings 2 SCA, REG S, 6.5%, 9/1/2026	EUR	660,000	402,736
Kronos International, Inc., REG S, 3.75%, 9/15/2025	EUR	2,150,000	2,047,606
Lenzing AG, REG S, 5.75%, Perpetual (c)	EUR	400,000	363,987
Mauser Packaging Solutions Holding Co., 144A, 7.875%, 8/15/2026		1,230,000	1,152,041
Methanex Corp., 5.25%, 12/15/2029		1,100,000	972,709
The accompanying notes are an integral part of the financial statements.

24	|	DWS Global High Income Fund

	Principal Amount ($)(a)		Value ($)
Mineral Resources Ltd., 144A, 9.25%, 10/1/2028		290,000	290,000
NOVA Chemicals Corp., 144A, 4.875%, 6/1/2024		305,000	299,731
Novelis Corp.:
144A, 3.25%, 11/15/2026		650,000	578,592
144A, 4.75%, 1/30/2030		4,260,000	3,614,501
Olin Corp., 5.0%, 2/1/2030		1,355,000	1,170,392
Olympus Water U.S. Holding Corp.:
144A, 6.25%, 10/1/2029		625,000	468,750
REG S, 9.625%, 11/15/2028	EUR	700,000	734,367
Pro-Gest SpA, REG S, 3.25%, 12/15/2024	EUR	825,000	604,511
Reno de Medici SpA, 144A, 3-month EURIBOR + 5.25%, 9.095% (e), 12/14/2026	EUR	1,360,000	1,429,303
SCIH Salt Holdings, Inc., 144A, 6.625%, 5/1/2029		390,000	326,908
SCIL IV LLC, 144A, 5.375%, 11/1/2026		600,000	532,216
SK Invictus Intermediate II Sarl, 144A, 5.0%, 10/30/2029		1,215,000	917,426
SNF Group SACA, 144A, 3.125%, 3/15/2027		1,400,000	1,238,841
Taseko Mines Ltd., 144A, 7.0%, 2/15/2026		1,625,000	1,474,046
Trident TPI Holdings, Inc., 144A, 12.75%, 12/31/2028		130,000	132,844
Tronox, Inc., 144A, 4.625%, 3/15/2029		2,480,000	1,953,577
WR Grace Holdings LLC, 144A, 7.375%, 3/1/2031		680,000	629,864
			45,814,261
Real Estate 1.0%
Cushman & Wakefield U.S. Borrower LLC:
144A, (REIT), 6.75%, 5/15/2028		170,000	155,052
144A, (REIT), 8.875%, 9/1/2031		280,000	265,465
Iron Mountain, Inc.:
144A, (REIT), 4.875%, 9/15/2029		555,000	483,439
144A, (REIT), 5.0%, 7/15/2028		770,000	689,056
MPT Operating Partnership LP, (REIT), 3.325%, 3/24/2025	EUR	910,000	856,239
Peach Property Finance GmbH, 144A, 4.375%, 11/15/2025	EUR	500,000	417,950
Uniti Group LP, 144A, (REIT), 6.0%, 1/15/2030		480,000	291,016
			3,158,217
Utilities 4.2%
Calpine Corp.:
144A, 4.5%, 2/15/2028		1,900,000	1,713,227
144A, 4.625%, 2/1/2029		300,000	253,391
144A, 5.125%, 3/15/2028		400,000	357,973
Electricite de France SA:
REG S, 3.375%, Perpetual (c)	EUR	2,400,000	1,949,021
REG S, 5.375%, Perpetual (c)	EUR	1,000,000	1,033,013
The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	25

	Principal Amount ($)(a)	Value ($)
NRG Energy, Inc.:
144A, 3.625%, 2/15/2031	1,705,000	1,286,656
5.75%, 1/15/2028	1,545,000	1,446,256
Pattern Energy Operations LP, 144A, 4.5%, 8/15/2028	965,000	841,169
PG&E Corp., 5.25%, 7/1/2030	900,000	788,311
Talen Energy Supply LLC, 144A, 8.625%, 6/1/2030	570,000	579,182
Vistra Operations Co. LLC:
144A, 4.375%, 5/1/2029	740,000	628,552
144A, 7.75%, 10/15/2031	1,860,000	1,795,309
		12,672,060
Total Corporate Bonds (Cost $317,512,723)		284,489,839
Government & Agency Obligations 0.2%
U.S. Treasury Obligations
U.S. Treasury Bills, 5.341% (f), 4/11/2024 (g) (Cost $683,176)	700,000	683,277
Loan Participations and Assignments 0.2%
Senior Loan (e)
AthenaHealth Group, Inc., Term Loan B, 30-day average SOFR + 3.25%, 8.577%, 2/15/2029 (Cost $637,298)	660,257	641,393

	Shares	Value ($)
Exchange-Traded Funds 3.7%
iShares Broad USD High Yield Corporate Bond ETF (b)	56,385	1,927,803
iShares iBoxx High Yield Corporate Bond ETF (b)	70,340	5,104,574
SPDR Bloomberg High Yield Bond ETF	45,000	4,001,400
Total Exchange-Traded Funds (Cost $11,167,368)		11,033,777
Common Stocks 0.0%
Industrials
Quad Graphics, Inc.* (Cost $0)	388	1,897
The accompanying notes are an integral part of the financial statements.

26	|	DWS Global High Income Fund

	Shares	Value ($)
Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (h) (Cost $239,283)	1,219	35,485
Securities Lending Collateral 5.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 5.25% (i) (j) (Cost $17,037,814)	17,037,814	17,037,814
Cash Equivalents 1.0%
DWS Central Cash Management Government Fund, 5.36% (i) (Cost $3,080,849)	3,080,849	3,080,849

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $350,358,511)	104.3	317,004,331
Other Assets and Liabilities, Net	(4.3)	(13,057,574)
Net Assets	100.0	303,946,757
A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2023 are as follows:
Value ($) at 10/31/2022	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 10/31/2023	Value ($) at 10/31/2023
Securities Lending Collateral 5.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 5.25% (i) (j)
9,467,508	7,570,306 (k)	—	—	—	84,723	—	17,037,814	17,037,814
Cash Equivalents 1.0%
DWS Central Cash Management Government Fund, 5.36% (i)
8,486,946	302,139,571	307,545,668	—	—	246,178	—	3,080,849	3,080,849
17,954,454	309,709,877	307,545,668	—	—	330,901	—	20,118,663	20,118,663

*	Non-income producing security.
(a)	Principal amount stated in U.S. dollars unless otherwise noted.
The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	27

(b)
All or a portion of these securities were on loan. In addition, “Other Assets and
Liabilities, Net”  may include pending sales that are also on loan. The value of securities loaned at October 31, 2023 amounted to $16,553,663, which is 5.5% of net assets.

(c)	Perpetual, callable security with no stated maturity date.
(d)	When-issued security.
(e)
Variable or floating rate security. These securities are shown at their current rate as of
October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(f)	Annualized yield at time of purchase; not a coupon rate.
(g)	At October 31, 2023, this security has been pledged, in whole or in part, as collateral for open forward foreign currency exchange contracts.
(h)	Investment was valued using significant unobservable inputs.
(i)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(j)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(k)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended October 31, 2023.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

EURIBOR: Euro Interbank Offered Rate
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the
United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

REIT: Real Estate Investment Trust
SOFR: Secured Overnight Financing Rate
SPDR: Standard & Poor’s Depositary Receipt

At October 31, 2023, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
GBP	1,540,768	USD	1,866,594	11/30/2023	(6,479)	BNP Paribas SA
EUR	42,204,961	USD	44,539,347	11/30/2023	(174,922)	BNP Paribas SA
Total unrealized depreciation					(181,401)
Currency Abbreviation(s)

EUR	Euro
GBP	British Pound
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

28	|	DWS Global High Income Fund

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (a)	$—	$284,489,839	$—	$284,489,839
Government & Agency Obligations	—	683,277	—	683,277
Loan Participations and Assignments	—	641,393	—	641,393
Exchange-Traded Funds	11,033,777	—	—	11,033,777
Common Stocks	1,897	—	—	1,897
Warrants	—	—	35,485	35,485
Short-Term Investments (a)	20,118,663	—	—	20,118,663
Total	$31,154,337	$285,814,509	$35,485	$317,004,331

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Forward Foreign Currency Contracts	$—	$(181,401)	$—	$(181,401)
Total	$—	$(181,401)	$—	$(181,401)

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	29

Statement of Assets and Liabilities
as of October 31, 2023

Assets
Investments in non-affiliated securities, at value (cost $330,239,848) — including $16,553,663 of securities loaned	$296,885,668
Investment in DWS Government & Agency Securities Portfolio (cost $17,037,814)*	17,037,814
Investment in DWS Central Cash Management Government Fund (cost $3,080,849)	3,080,849
Cash	5,029
Foreign currency, at value (cost $52,614)	52,675
Receivable for investments sold	297,388
Receivable for Fund shares sold	137,127
Interest receivable	4,997,509
Foreign taxes recoverable	1,866
Other assets	25,938
Total assets	322,521,863
Liabilities
Payable upon return of securities loaned	17,037,814
Payable for investments purchased — when-issued securities	205,275
Payable for Fund shares redeemed	462,226
Unrealized depreciation on forward foreign currency contracts	181,401
Distributions payable	310,275
Accrued management fee	78,208
Accrued Trustees' fees	3,695
Other accrued expenses and payables	296,212
Total liabilities	18,575,106
Net assets, at value	$303,946,757
Net Assets Consist of
Distributable earnings (loss)	(66,578,423)
Paid-in capital	370,525,180
Net assets, at value	$303,946,757
*
Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.

30	|	DWS Global High Income Fund

Statement of Assets and Liabilities as of October 31, 2023 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($26,924,836 ÷ 4,708,890 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.72
Maximum offering price per share (100 ÷ 95.50 of $5.72)	$5.99
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($7,382,070 ÷ 1,284,102 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.75
Class R6
Net Asset Value, offering and redemption price per share ($1,385,781 ÷ 243,009 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.70
Class S
Net Asset Value, offering and redemption price per share ($135,325,705 ÷ 23,505,358 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.76
Institutional Class
Net Asset Value, offering and redemption price per share ($132,928,365 ÷ 23,296,366 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.71
The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	31

Statement of Operations
for the year ended October 31, 2023

Investment Income
Income:
Interest	$21,642,257
Dividends	170,880
Income distributions — DWS Central Cash Management Government Fund	246,178
Securities lending income, net of borrower rebates	84,723
Total income	22,144,038
Expenses:
Management fee	1,353,316
Administration fee	328,179
Services to shareholders	449,645
Distribution and service fees	175,308
Custodian fee	12,387
Professional fees	123,752
Reports to shareholders	57,059
Registration fees	87,750
Trustees' fees and expenses	12,954
Other	29,937
Total expenses before expense reductions	2,630,287
Expense reductions	(346,756)
Total expenses after expense reductions	2,283,531
Net investment income	19,860,507
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(12,917,316)
Forward foreign currency contracts	(1,561,025)
Foreign currency	(10,353)
(14,488,694)
Change in net unrealized appreciation (depreciation) on:
Investments	17,226,100
Unfunded loan commitments	4,451
Forward foreign currency contracts	(850,593)
Foreign currency	(1,342)
16,378,616
Net gain (loss)	1,889,922
Net increase (decrease) in net assets resulting from operations	$21,750,429
The accompanying notes are an integral part of the financial statements.

32	|	DWS Global High Income Fund

Statements of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2023	2022
Operations:
Net investment income	$19,860,507	$23,162,734
Net realized gain (loss)	(14,488,694)	(12,384,965)
Change in net unrealized appreciation (depreciation)	16,378,616	(67,865,508)
Net increase (decrease) in net assets resulting from operations	21,750,429	(57,087,739)
Distributions to shareholders:
Class A	(2,377,522)	(1,639,319)
Class T	—	(550)
Class C	(766,526)	(685,151)
Class R6	(114,404)	(80,696)
Class S	(11,389,213)	(9,299,804)
Institutional Class	(12,899,567)	(14,508,807)
Total distributions	(27,547,232)	(26,214,327)
Fund share transactions:
Proceeds from shares sold	258,516,969	166,112,614
Reinvestment of distributions	23,091,078	22,803,996
Payments for shares redeemed	(343,401,101)	(378,149,021)
Net increase (decrease) in net assets from Fund share transactions	(61,793,054)	(189,232,411)
Increase (decrease) in net assets	(67,589,857)	(272,534,477)
Net assets at beginning of period	371,536,614	644,071,091
Net assets at end of period	$303,946,757	$371,536,614

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	33

Financial Highlights
DWS Global High Income Fund — Class A
	Years Ended October 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$5.85	$6.92	$6.71	$6.88	$6.63
Income (loss) from investment operations:
Net investment income[a]	.33	.29	.29	.31	.32
Net realized and unrealized gain (loss)	(.01 )[b]	(1.04)	.22	(.15 )	.31
Total from investment operations	.32	(.75 )	.51	.16	.63
Less distributions from:
Net investment income	(.33 )	(.29 )	(.30 )	(.29 )	(.32 )
Net realized gains	(.12 )	(.03 )	—	(.02 )	(.06 )
Return of capital	—	—	—	(.02 )	—
Total distributions	(.45 )	(.32 )	(.30 )	(.33 )	(.38 )
Net asset value, end of period	$5.72	$5.85	$6.92	$6.71	$6.88
Total Return (%)[c,d]	5.65	(11.06)	7.63	2.44	9.94
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	28	35	32	35
Ratio of expenses before expense reductions (%)	.97	.94	.92	.94	.95
Ratio of expenses after expense reductions (%)	.85	.85	.85	.85	.85
Ratio of net investment income (%)	5.69	4.55	4.15	4.50	4.81
Portfolio turnover rate (%)	49	25	69	92	74

[a]	Based on average shares outstanding during the period.
[b]	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

34	|	DWS Global High Income Fund

DWS Global High Income Fund — Class C
	Years Ended October 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$5.87	$6.95	$6.74	$6.91	$6.65
Income (loss) from investment operations:
Net investment income[a]	.29	.24	.24	.26	.27
Net realized and unrealized gain (loss)	(.00 )b*	(1.04)	.22	(.15 )	.32
Total from investment operations	.29	(.80 )	.46	.11	.59
Less distributions from:
Net investment income	(.29 )	(.25 )	(.25 )	(.25 )	(.27 )
Net realized gains	(.12 )	(.03 )	—	(.02 )	(.06 )
Return of capital	—	—	—	(.01 )	—
Total distributions	(.41 )	(.28 )	(.25 )	(.28 )	(.33 )
Net asset value, end of period	$5.75	$5.87	$6.95	$6.74	$6.91
Total Return (%)[c,d]	5.13	(11.79)	6.81	1.69	9.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	13	19	22	20
Ratio of expenses before expense reductions (%)	1.70	1.67	1.67	1.67	1.71
Ratio of expenses after expense reductions (%)	1.60	1.60	1.60	1.60	1.60
Ratio of net investment income (%)	4.93	3.78	3.41	3.75	4.06
Portfolio turnover rate (%)	49	25	69	92	74

[a]	Based on average shares outstanding during the period.
[b]	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	35

DWS Global High Income Fund — Class R6
	Years Ended October 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$5.82	$6.89	$6.68	$6.86	$6.60
Income (loss) from investment operations:
Net investment income[a]	.35	.31	.31	.33	.34
Net realized and unrealized gain (loss)	(.00 )b*	(1.04)	.22	(.16 )	.32
Total from investment operations	.35	(.73 )	.53	.17	.66
Less distributions from:
Net investment income	(.35 )	(.31 )	(.32 )	(.31 )	(.34 )
Net realized gains	(.12 )	(.03 )	—	(.02 )	(.06 )
Return of capital	—	—	—	(.02 )	—
Total distributions	(.47 )	(.34 )	(.32 )	(.35 )	(.40 )
Net asset value, end of period	$5.70	$5.82	$6.89	$6.68	$6.86
Total Return (%)[c]	6.24	(10.84)	7.95	2.60	10.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	2	3	2
Ratio of expenses before expense reductions (%)	.63	.58	.60	1.06	.61
Ratio of expenses after expense reductions (%)	.55	.55	.55	.55	.55
Ratio of net investment income (%)	6.01	4.85	4.48	4.80	5.07
Portfolio turnover rate (%)	49	25	69	92	74

[a]	Based on average shares outstanding during the period.
[b]	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

36	|	DWS Global High Income Fund

DWS Global High Income Fund — Class S
	Years Ended October 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$5.88	$6.96	$6.75	$6.92	$6.66
Income (loss) from investment operations:
Net investment income[a]	.35	.30	.30	.32	.34
Net realized and unrealized gain (loss)	.00 *	(1.04)	.22	(.15 )	.32
Total from investment operations	.35	(.74 )	.52	.17	.66
Less distributions from:
Net investment income	(.35 )	(.31 )	(.31 )	(.30 )	(.34 )
Net realized gains	(.12 )	(.03 )	—	(.02 )	(.06 )
Return of capital	—	—	—	(.02 )	—
Total distributions	(.47 )	(.34 )	(.31 )	(.34 )	(.40 )
Net asset value, end of period	$5.76	$5.88	$6.96	$6.75	$6.92
Total Return (%)[b]	6.13	(10.92)	7.82	2.66	10.30
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	135	147	210	239	304
Ratio of expenses before expense reductions (%)	.76	.74	.74	.74	.76
Ratio of expenses after expense reductions (%)	.65	.65	.65	.65	.65
Ratio of net investment income (%)	5.90	4.73	4.35	4.70	5.00
Portfolio turnover rate (%)	49	25	69	92	74

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	37

DWS Global High Income Fund — Institutional Class
	Years Ended October 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$5.83	$6.90	$6.69	$6.86	$6.60
Income (loss) from investment operations:
Net investment income[a]	.35	.30	.30	.32	.34
Net realized and unrealized gain (loss)	.00 *	(1.03)	.22	(.15 )	.32
Total from investment operations	.35	(.73 )	.52	.17	.66
Less distributions from:
Net investment income	(.35 )	(.31 )	(.31 )	(.30 )	(.34 )
Net realized gains	(.12 )	(.03 )	—	(.02 )	(.06 )
Return of capital	—	—	—	(.02 )	—
Total distributions	(.47 )	(.34 )	(.31 )	(.34 )	(.40 )
Net asset value, end of period	$5.71	$5.83	$6.90	$6.69	$6.86
Total Return (%)[b]	6.19	(10.86)	7.91	2.70	10.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	133	183	379	317	139
Ratio of expenses before expense reductions (%)	.70	.67	.67	.68	.69
Ratio of expenses after expense reductions (%)	.60	.60	.60	.60	.60
Ratio of net investment income (%)	5.94	4.75	4.40	4.74	4.99
Portfolio turnover rate (%)	49	25	69	92	74

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

38	|	DWS Global High Income Fund

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Global High Income Fund (the “Fund” ) is a diversified series of Deutsche DWS Income Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain qualifying plans and programs. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

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The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Senior loans are valued by independent pricing services approved by the Pricing Committee, whose valuations are intended to reflect the average of broker supplied quotes representing mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans, and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. Senior loans are generally categorized as Level 2.
Equity securities and exchange-traded funds (“ETFs” ) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on

40	|	DWS Global High Income Fund

the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange

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rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended October 31, 2023, the Fund invested the cash collateral, if any, into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.10% annualized effective rate as of October 31, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of October 31, 2023, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

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Remaining Contractual Maturity of the Agreements as of October 31, 2023

	Overnight and Continuous	˂30 days	Between 30 & 90 days	˃90 days	Total
Securities Lending Transactions
Corporate Bonds	$9,865,040	$—	$—	$—	$9,865,040
Exchange-Traded Funds	7,172,774	—	—	—	7,172,774
Total Borrowings	$17,037,814	$—	$—	$—	$17,037,814
Gross amount of recognized liabilities for securities lending transactions:					$17,037,814
When-Issued, Delayed-Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations.
Certain risks may arise upon entering into when-issued, delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At October 31, 2023, the Fund had net tax basis capital loss carryforwards of $32,432,006, including short-term losses ($7,865,033) and long-term losses ($24,566,973), which may be applied against realized net taxable capital gains indefinitely.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
The Fund has reviewed the tax positions for the open tax years as of October 31, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

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Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, investments in derivatives and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At October 31, 2023, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Capital loss carryforwards	$(32,432,006)
Net unrealized appreciation (depreciation) on investments	$(33,822,950)
At October 31, 2023, the aggregate cost of investments for federal income tax purposes was $350,827,281. The net unrealized depreciation for all investments based on tax cost was $33,822,950. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $1,720,350 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $35,543,300.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2023	2022
Distributions from ordinary income*	$27,547,232	$26,053,137
Distributions from long-term capital gains	$—	$161,190

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

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Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.
B.
Derivative Instruments
A forward foreign currency exchange contract (“forward currency contract” ) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2023, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of October 31, 2023, is included in the table following the Fund’s Investment Portfolio. For the year ended October 31, 2023, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $46,406,000 to $52,192,000.
The following table summarizes the value of the Fund’s derivative instruments held as of October 31, 2023 and the related location in the

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accompanying Statement of Assets and Liabilities,, presented by primary underlying risk exposure:
Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$(181,401)
The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Unrealized depreciation on forward foreign currency contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2023 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (a)	$(1,561,025)
The above derivative is located in the following Statement of Operations account:

(a)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (a)	$(850,593)
The above derivative is located in the following Statement of Operations account:

(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts
As of October 31, 2023, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and

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Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:
Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities
BNP Paribas SA	$181,401	$—	$(181,401)	$—	$—

(a)	The actual collateral received and/or pledged may be more than the amounts shown.
C.
Purchases and Sales of Securities
During the year ended October 31, 2023, purchases and sales of investment securities (excluding short-term investments) aggregated $160,352,561 and $231,747,562, respectively.
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.40%.
For the period from November 1, 2022 through January 31, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses

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such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.85%
Class C	1.60%
Class R6	.55%
Class S	.65%
Institutional Class	.60%
For the year ended October 31, 2023, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$35,309
Class C	10,086
Class R6	1,056
Class S	151,283
Institutional Class	149,022
$346,756
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2023, the Administration Fee was $328,179, of which $25,286 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder

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servicing fee it receives from the Fund. For the year ended October 31, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2023
Class A	$5,912	$1,007
Class C	431	72
Class R6	393	68
Class S	47,520	7,985
Institutional Class	1,142	187
	$55,398	$9,319
In addition, for the year ended October 31, 2023, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$31,761
Class C	10,089
Class S	179,271
Institutional Class	154,416
$375,537
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2023, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2023
Class C	$77,413	$5,006
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder

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accounts the firms service. For the year ended October 31, 2023, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2023	Annual Rate
Class A	$72,102	$11,890.25%
Class C	25,793	3,430.25%
	$97,895	$15,320
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2023 aggregated $1,173.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2023, the CDSC for Class C shares aggregated $113. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended October 31, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,047, of which $315 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

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Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2023, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $6,292.
E.
Investing in High-Yield Debt Securities
High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
F.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2023.

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G.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	26,990,447	$158,784,546	13,692,973	$82,241,180
Class C	92,950	552,483	60,801	409,309
Class R6	89,613	526,858	42,341	276,579
Class S	3,262,150	19,278,772	4,024,498	25,523,167
Institutional Class	13,528,430	79,374,310	8,954,061	57,662,379
		$258,516,969		$166,112,614
Shares issued to shareholders in reinvestment of distributions
Class A	365,572	$2,138,244	227,905	$1,444,309
Class T	—	—	86 *	550 *
Class C	126,585	744,286	103,457	661,221
Class R6	14,690	85,643	9,579	60,365
Class S	1,679,530	9,888,435	1,279,309	8,177,553
Institutional Class	1,753,328	10,234,470	1,949,586	12,459,998
		$23,091,078		$22,803,996
Shares redeemed
Class A	(27,380,079)	$(161,497,414)	(14,315,558)	$(86,386,884)
Class T	—	—	(1,884)*	(10,751)*
Class C	(1,065,411)	(6,281,084)	(758,505)	(4,822,394)
Class R6	(86,350)	(502,629)	(45,709)	(277,348)
Class S	(6,411,867)	(37,939,019)	(10,445,044)	(66,677,504)
Institutional Class	(23,424,181)	(137,180,955)	(34,348,712)	(219,974,140)
		$(343,401,101)		$(378,149,021)

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	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Dollars	Shares	Dollars
Net increase (decrease)
Class A	(24,060)	$(574,624)	(394,680)	$(2,701,395)
Class T	—	—	(1,798)*	(10,201)*
Class C	(845,876)	(4,984,315)	(594,247)	(3,751,864)
Class R6	17,953	109,872	6,211	59,596
Class S	(1,470,187)	(8,771,812)	(5,141,237)	(32,976,784)
Institutional Class	(8,142,423)	(47,572,175)	(23,445,065)	(149,851,763)
		$(61,793,054)		$(189,232,411)

*	For the period from November 1, 2021 to September 30, 2022 (Class T liquidation date).

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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Income Trust and Shareholders of DWS Global High Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Global High Income Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Income Trust) (the “Trust” ), including the investment portfolio, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Income Trust) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

54	|	DWS Global High Income Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
December 19, 2023

DWS Global High Income Fund	|	55

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF” ) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging”  shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index”  that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

56	|	DWS Global High Income Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2023 to October 31, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Global High Income Fund	|	57

Expenses and Value of a $1,000 Investment
For the six months ended October 31, 2023 (Unaudited)

Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/23	$996.00	$991.70	$996.70	$998.20	$998.20
Expenses Paid per $1,000*	$4.28	$8.03	$2.77	$3.27	$3.02
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/23	$1,020.92	$1,017.14	$1,022.43	$1,021.93	$1,022.18
Expenses Paid per $1,000*	$4.33	$8.13	$2.80	$3.31	$3.06

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
DWS Global High Income Fund	.85%	1.60%	.55%	.65%	.60%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information (Unaudited)
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

58	|	DWS Global High Income Fund

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Global High Income Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2023.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, profitability, economies of scale, and fall-out benefits from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant as part of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries

DWS Global High Income Fund	|	59

throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2022, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2022.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds

60	|	DWS Global High Income Fund

(1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2022). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2022, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages both an institutional account and a DWS Europe Fund comparable to the Fund. The Board took note of the differences in services provided to DWS Funds as compared to institutional accounts and DWS Europe Funds and that such differences made comparison difficult.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment

DWS Global High Income Fund	|	61

management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees

62	|	DWS Global High Income Fund

may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Global High Income Fund	|	63

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	69	—

64	|	DWS Global High Income Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways Inc.[2](population well-being
and wellness services) (2003–2014);
Stockwell Capital Investments PLC (private
equity); Enron Corporation; FNB Corporation;
Tokheim Corporation; First Oak Brook
Bancshares, Inc.; Oak Brook Bank; Portland
General Electric[2] (utility company)
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		69	—
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Board Member or Advisory Board Member since 2023[3]	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987–present); Directorships: The Meritex Company (2017–present); Driessen Water, Inc. (2016–present); and The Hardenbergh Foundation (2021–present); Former Directorships: Mairs & Power Funds Trust (mutual funds) (2010–2022); and Crescent Electric Supply Company (2010–2019)	21[4]	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former
Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly:
Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate
Affairs and General Counsel, Filene’s (retail)
(1978–1988); Directorships: Trustee and
former Chairman of the Board, Southwest
Florida Community Foundation (charitable
organization); Former Directorships: ICI
Mutual Insurance Company (2007–2015); Sun
Capital Advisers Trust (mutual funds)
(2007–2012); Investment Company Institute
(audit, executive, nominating committees)
and Independent Directors Council
(governance, executive committees)
		69	—

DWS Global High Income Fund	|	65

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(1972–present); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee (2011–present), member
Systemic Risk Council (2012–present) and
member of the Advisory Board of the Yale
Program on Financial Stability (2013–present);
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007–2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		69	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President and General Counsel, RLJ Lodging Trust[2] (since 2023); formerly Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (since July
2023); Formerly: Executive Vice President,
The Glenmede Trust Company (investment
trust and wealth management) (1983–2004);
Board Member, Investor Education (charitable
organization) (2004–2005); Former
Directorships: Trustee, Executive Committee,
Philadelphia Chamber of Commerce
(2001–2007); Director, Viasys Health Care[2]
(January 2007–June 2007); Trustee, Thomas
Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive
Officer and Director (1994–2020) and Senior
Advisor (2020–2021), The Pew Charitable
Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012–2022)
		69	Director, The Bridgespan Group (nonprofit organization) (since October 2020)

66	|	DWS Global High Income Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present); Directorships: Director, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Head of Americas CEO Office, DWS (2023–present), Head
of Fund Administration, Head of Product Americas and Head
of U.S. Mutual Funds, DWS (2017–present); Vice President,
DWS Service Company (2018–present); President, DB
Investment Managers, Inc. (2018–present); President and
Chief Executive Officer, The European Equity Fund, Inc., The
New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2017–present); Vice President, DWS
Investment Management Americas, Inc. (2023–present);
formerly: Vice President for the Deutsche funds
(2016–2017); Assistant Secretary for the DWS funds
(2013–2019); Secretary, DWS USA Corporation (2018–2023);
Assistant Secretary, DWS Investment Management
Americas, Inc. (2018–2023); Assistant Secretary, DWS Trust
Company (2018–2023); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020);
Assistant Secretary, DWS Distributors, Inc. (2018–2023);
Directorships: Director of DWS Service Company
(2018–present); Director of DB Investment Managers, Inc.
(2018–present); Director of Episcopalian Charities of New
York (2018–present); Interested Director of The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2020–present);
Director of ICI Mutual Insurance Company (2020–present);
Director of DWS USA Corporation (2023–present); Director
of DWS Investment Management Americas, Inc.
(2023–present); and Manager of DBX Advisors
LLC. (2023–present)

DWS Global High Income Fund	|	67

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present
Fund Administration (Specialist), DWS (2015–present);
Assistant Secretary, DWS Service Company (2018–present);
Assistant Secretary of U.S. Mutual Funds, DWS
(2019–present); Assistant Secretary, DWS USA Corporation
(2023–present); Assistant Secretary, DBX Advisors, LLC
(2023–present); Assistant Secretary, DWS Investment
Management Americas, Inc. (2023–present); Assistant Clerk,
DWS Trust Company (2023–present); formerly, Legal
Assistant at Accelerated Tax Solutions

Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (2021–present);
AML Officer, DBX ETF Trust (2021–present); AML Officer,
The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc.
(2021–present); formerly: DWS UK & Ireland Head of
Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

68	|	DWS Global High Income Fund

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Daugherty are each an Advisory Board Member of Deutsche DWS
Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS
Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional
Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust,
Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche
DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust,
Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash
Management Portfolio. Mr. Perry and Ms. Daugherty are each a Board Member of each other Trust.

[4]
Mr. Perry and Ms. Daugherty each oversees 21 funds in the DWS Fund Complex as a
Board Member of various Trusts. Mr. Perry and Ms. Daugherty are each an Advisory
Board Member of various Trusts/Corporations comprised of 48 funds in the DWS
Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, New York 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Global High Income Fund	|	69

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

70	|	DWS Global High Income Fund

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SGHAX	SGHCX	SGHSX	MGHYX
CUSIP Number	25155T 882	25155T 700	25155T 601	25155T 502
Fund Number	416	716	2100	596

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	SGHRX
CUSIP Number	25155T 353
Fund Number	1616

DWS Global High Income Fund	|	71

222 South Riverside Plaza
Chicago, IL 60606-5808
DGHIF-2
(R-024965-13 12/23)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS global high income Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2023	$97,311	$0	$5,969	$0
2022	$97,311	$0	$7,879	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2023	$0	$539,907	$0
2022	$0	$32,448	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2023	$5,969	$539,907	$0	$545,876
2022	$7,879	$32,448	$0	$40,327

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm and (i) and (j) are not applicable.

***

In connection with the audit of the 2022 and 2023 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global High Income Fund, a series of Deutsche DWS Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2023

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	12/29/2023